UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 12, 2010

VALLEY FINANCIAL CORPORATION

VIRGINIA	000-28342	54-1702380

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

36 Church Avenue, S.W. Roanoke, Virginia 24011
(Address of principal executive offices)

(540) 342-2265
(Issuer's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                           Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Valley Financial Corporation (the “Company”) was held on May 12, 2010.  The matters considered and voted on by the shareholders at the Annual Meeting and the results were as follows:

1.
The election of four directors to serve a three-year term, expiring in 2013.  With respect to each nominee, the total number of broker non-votes was 1,232,300.  The table below sets forth the voting results for each nominee.

Name of Nominee	Votes For	Votes Withheld
James S. Frantz, Jr.	2,090,545	94,495
Eddie F. Hearp	2,084,625	100,415
Anna L. Lawson	2,085,255	99,785
John W. Starr, M.D.	2,085,255	99,785

2.	The non-binding resolution to approve the 2009 compensation program for the named executive officers was approved by the shareholders by the following vote:

Votes For	Votes Against	Abstentions
3,287,799	113,143	16,398

There were no broker non-votes on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALLEY FINANCIAL CORPORATION

Date: May 14, 2010	By:	/s/ Kimberly B. Snyder
Kimberly B. Snyder,
Executive Vice President and
Chief Financial Officer